                                                                 EXHIBIT 10.22


                                REMEDYTEMP, INC.

                           DEFERRED COMPENSATION PLAN























                                                PREPARED BY:

                                                REISH & LUFTMAN
                                                A PROFESSIONAL CORPORATION
                                                ATTORNEYS AT LAW
                                                TENTH FLOOR
                                                11755 WILSHIRE BOULEVARD
                                                LOS ANGELES, CALIFORNIA 90025
                                                (310) 478-5656

                                REMEDYTEMP, INC.
                           DEFERRED COMPENSATION PLAN

         THIS DEFERRED COMPENSATION PLAN is adopted by REMEDYTEMP, INC., a California corporation (the "Company"), effective as of September 29, 1997, with reference to the following:

         A. The Company is establishing this Plan to provide key employees a tax deferred, capital accumulation, retention program.

         B. This Plan is intended to provide benefits to a select group of management or highly compensated personnel in order to attract and retain the highest quality executives. This Plan is not intended to be a qualified plan within the meaning of sections 401(a) and 501(a) of the Internal Revenue Code of 1986, as amended (the "Code").

         C. This Plan is intended to be an unfunded plan for purposes of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). Company contributions and voluntary compensation deferrals shall be held in a "Rabbi Trust," as that term is defined in Revenue Procedure 92-64, 1992-2 C.B. 422.

         NOW, THEREFORE, the Company hereby adopts the RemedyTemp, Inc. Deferred Compensation Plan on the following terms and conditions:


         1. Definitions. Whenever used in this Plan, the following words and phrases shall have the meaning set forth below, unless a different meaning is expressly provided or plainly required by the context in which the words or phrases are used:

         1.1 Beneficiary means a person designated by a Participant to receive Plan benefits in the event of the Participant's death.

         1.2. Board means the Board of Directors of the Company and its successors.

         1.3. CEO means the Chief Executive Officer of the Company and his successors.

         1.4. Change in Control of Company means:

         (A) a change in ownership, or power to vote such that 35% or more of the voting stock of the Company is concentrated in the hands of any one person, entity or group of related persons or entities or group of persons or entities acting in concert;

         (B) a change in the composition of the Board as a result of which individuals serving on the Board immediately prior to such change cease to constitute at least a majority thereof;

         (C) the shareholders of the Company approve any plan or proposal for the liquidation or dissolution of the Company;

         (D) substantially all of the assets of the Company are sold or otherwise transferred to parties that are not within the "controlled group of corporations" (as defined in section 1563 of the Internal Revenue Code of 1986) in which the Company is a member.

         1.5. Company means RemedyTemp, Inc., a California corporation.

         1.6. Disability means (A) "disability" as defined in any group long-term disability policy or program sponsored by the Company and in effect at the time a Participant who has suffered a physical or mental impairment makes application under this Plan for a disability distribution, or (B) if no such policy or program is in force at such time, "disability" as defined in section 1382c(a)(3) of volume 42 of the United States Code and regulations promulgated thereunder, provided, however, that the disability (whether under the definition in (A) or in (B)) must be of a duration of at least six (6) consecutive months from the date the Participant suffers the disability notwithstanding any different requirements of duration under either definition in the actual policy or program or in the United States Code, respectively.

         A Participant who has suffered a Disability shall be Disabled within the meaning of this Section 1.6.

         The determination of whether a Participant is Disabled within the meaning of this Section 1.6 shall be made by the CEO. A Participant who believes he has suffered a Disability within the meaning of this Section 1.6 shall make application to the CEO, on a form prescribed by the CEO, for a determination of whether he is Disabled under the terms of this Section 1.6. The Participant shall make such written application to the CEO on or after the date which is at least five (5) consecutive months following the date he first suffered the impairment under consideration. Any determination by the CEO that a Disability exists under the provisions of this Section 1.6 shall be effective only after the date the Disability has existed for six (6) consecutive months. All determinations made by the CEO shall be final, and no Participant shall be considered Disabled for any purpose whatsoever under the provisions of this Plan if determined not to be Disabled by the CEO under the procedures set forth in this Section 1.6.

         The CEO shall notify each Participant who has made application under this Section 1.6, in writing, of his determination within three (3) months of the date the CEO receives the Participant's application hereunder. The Participant shall cooperate in providing any information to the CEO which it requires in making its determination, including, but not limited to, access to the Participant's medical records, direct contact with his physician and physical examination by a physician selected by the Company. Any Participant who does not fully cooperate shall be deemed not Disabled by the CEO and so notified.

         1.7. Key Employee means an employee of the Company, selected by the CEO, who is a member of a select group of management or highly compensated employees within the meaning of ss.2520.104-23 of the Department of Labor ERISA Regulations.



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



         1.8. Participant means (A) a Key Employee designated by the CEO, in writing, to participate in the benefits under the Plan who timely files a written election pursuant to Section 2.4, below, and (B) a former Employee who, at the time of his termination from employment, retirement, death, or occurrence of Disability, retains, or whose beneficiary retains, benefits earned under the Plan in accordance with its terms. A Participant is considered an active participant in the Plan until the earliest of the following: (A) the Participant retires, dies or becomes Disabled under the terms of this Plan; or (B) the Participant is determined or believed by the CEO to no longer qualify as a member of a "select group of highly compensated or management employees" and such Participant has received distribution of his entire benefit hereunder; or
(C) the Participant terminates employment with the Company.

         1.9. Plan means the RemedyTemp, Inc. Deferred Compensation Plan established by this document and the Trust Agreement established in connection herewith.

         1.10. Plan Year means the period which is the same as the fiscal year of the Company.

         1.11. Plan Year Compensation means the total income paid to an Active Participant by the Company during any Plan Year, or portion thereof in which he is a Participant in this Plan, as reflected on the Participant's form W-2. For purposes of the elections under Section 2.4 of this Plan, Plan Year Compensation shall consist of one or more of the following types of income: annual base salary or annual bonus.

         1.12. Trust Agreement means the grantor trust established in connection with this Plan between the Company as grantor and the Trustee.

         1.13. Trustee means Union Bank of California, N.A. or any successor institutional trustee named to succeed such Trustee under the terms of the Trust Agreement established in connection with this Plan.

         2. Participation.

         2.1. Eligibility. A Key Employee of the Company is eligible to participate in this Plan on the entry date first following the date as of which both of the following events have occurred: (A) the CEO has designated him in writing as a Participant in the Plan, and (B) the Key Employee has made a Written Election in accordance with the terms of Section 2.4 below.

         2.2. Entry Date. Any Key Employee who has met the Eligibility Requirements specified in Section 2.1 as of the Effective Date of this Plan shall become a Participant in the Plan as of the Effective Date. Any Key Employee of the Company who meets the Eligibility Requirements specified in
Section 2.1 after the Effective Date of this Plan shall become a Participant in this Plan immediately upon the date on which he has met the Eligibility Requirements.


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         2.3. Designation. The CEO shall designate for each Plan Year, in writing, the name of each Key Employee who shall be entitled to participate in the Plan for the Plan Year. Such designation by the CEO shall occur on a date such that each designated Key Employee shall have sufficient time to make his Written Election as required by Section 2.4 below.

         2.4. Written Election by Participant. Each Key Employee designated by the CEO as a Participant for a Plan Year shall submit a Written Election prior to the first day of the Plan Year in which he will be a Participant.

         (A) Such Written Election shall be made on the form presented to the Key Employee by the Plan Committee and shall set forth:

         (1) his election to participate in this Plan under the terms hereof;

         (2) the amount of Plan Year Compensation the Key Employee has determined to defer under the Plan for the Plan Year, pursuant to
             Section 3.1 below;

         (3) the investment vehicles into which the Key Employee desires to have his Account invested, as provided in Section 3.3 below, and the percentage of his Account allocated to each elected investment vehicle;

         (4) the date on which his benefit is to be distributed which is the earlier of (a) the date specified for an In-Service Withdrawal or
             (b) the later of (i) a specific date or (ii) when he terminates employment with the Company due to termination of service, retirement, Disability or death;

         (5) the form in which his benefit is to be distributed upon termination of service or retirement.

         (B) A Participant's most recently submitted Written Election shall remain in effect for subsequent Plan Years until the Participant changes it in accordance with the following:

         (1) A Participant may change the amount of Plan Year Compensation he will defer under the Plan for future Plan Years by submitting a new Written Election to the Company. Such new election must be submitted to the Company on or before the seventh (7th) day immediately preceding the Plan Year for which the new election is to be effective. Any election of the amount of Plan Year Compensation to defer for a given Plan Year shall be irrevocable on and after the first day of the Plan Year for which the election was made.


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         (2) A Participant may change the investment vehicle(s) and the percentage of his Account allocated to each investment vehicle by completing and submitting any form or forms required by the Company.

         (3) A Participant may change the date or form of distribution by submitting a new Written Election to the Company, provided that such change is submitted at least sixty (60) days prior to the original date of distribution, the new date of distribution is subsequent to the original date of distribution, and only one change may be made after the original election.

         2.5. Duration of Participation. Any Key Employee who has become a Participant at any time shall remain a Participant, even though he is no longer an Active Participant, until his entire benefit under the terms of the Plan has been paid to him (or to his Beneficiary in the event of his death), at which time he ceases to be a Participant.

         2.6. Maintenance of Records. The annual Designation of Participants by the CEO shall be maintained in the corporate minute book. The Written Elections by Participants shall be maintained in the corporate records with all other files pertaining to this Plan by the CEO.

         3. Contributions and Allocation.

         3.1. Participant Contributions. A Participant may elect to defer each Plan Year a portion, up to 100%, of his Plan Year Compensation, provided that a Participant may not defer an amount less than the minimum established from year to year by the CEO. For the initial Plan Year, such minimum shall be $5,000. Such election shall designate the amount of income deferred during the Plan Year, in actual dollar amounts or percentages. Once a Participant's contributions for a Plan Year reach his elected dollar amount or percentages, such Participant shall not be allowed to defer additional portions of his Plan Year Compensation for the remainder of the Plan Year. Any deferred amounts in excess of his elected dollar amount shall be refunded to the Participant as soon as practicable.

         3.2. Allocation of Contributions. All amounts which a Participant elects to defer under the terms of this Plan shall be allocated to his Account. Each such Participant Account shall be credited with earnings as provided in
Section 3.3 below.

         3.3. Credited Earnings. The Account of each Participant shall be credited with the actual earnings on the investments allocated to his Account monthly at the close of the month. Each Participant shall have the right to designate investments in which all amounts allocated to his Account hereunder are deemed to be invested and to change such designation monthly. Notwithstanding the foregoing, the Trustee shall, at the direction of the CEO, have the duty and authority to invest the trust assets and funds in accordance with the terms of the Trust Agreement, and all rights associated with the trust assets shall be exercised by the Trustee as designated by the CEO and shall in no event be exercisable by or be settled upon Participants or their Beneficiaries.

         3.4. Forfeitures. If any amount of Participant Contributions are forfeited in any year, such forfeited amounts shall be returned to the Company.

         3.5. Funding. The assets of the Plan shall be held under the Trust Agreement (a "grantor trust") designated in Article I above. As such, the Plan is intended to be an unfunded plan for purposes of the requirements of ERISA and the Code.

         Notwithstanding the provisions under the terms of the Plan that amounts contributed to this Plan, plus earnings thereon, shall be allocated to separate Accounts of Participants, all such amounts credited to such individual Accounts shall remain the general assets of the Employer, and as such shall remain subject to the claims of the general creditors of the Company. This Plan and the related Trust Agreement do not create, nor does any Employee, Participant or Beneficiary have, any right with respect to any specific assets of the Company or the Plan.

         4. Vesting of Accounts. The Account of each Participant shall be 100% vested in such Participant at all times, provided that a portion of such Account shall be forfeited in accordance with Unplanned In-Service Distributions of
Section 6.3.

         5. Types of Benefits.

         5.1. Retirement Benefit. A Participant's Retirement Benefit is the unpaid balance of his Account which equals the total of all contributions made by the Participant and allocated to his Account and all earnings credited to his Account in accordance with the terms of the Plan and the Trust Agreement, less any distributions already paid.

         5.2. Termination of Service Benefit. If a Participant elects to receive his Retirement Benefit upon termination of his employment with the Company, or if a Participant's employment with the Company terminates prior to distribution of his In-Service Benefit, the Company will pay his Retirement Benefit, calculated under Section 5.1, under the applicable form elected by the Participant in his Written Election.

         5.3. Disability Benefit. If a Participant becomes Disabled as defined in Section 1.5 above, the Company will pay his Retirement Benefit, calculated under Section 5.1, under the applicable form elected by the Participant in his Written Election.

         5.4. Death Benefit.

         (A) If a Participant dies after a distribution has commenced or if the Company has not purchased a life insurance contract in connection with the Participant's Retirement Benefit, the Company will continue the payments of such distribution otherwise due to the Participant to his designated Beneficiary, under the applicable form elected by the Participant in his Written Election.

         (B) If a Participant dies while still employed by the Company and the Company has purchased a life insurance contract in connection with such Participant's Retirement Benefit,



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

the Company will pay the Participant's designated Beneficiary the greater of his Retirement Benefit as determined under Section 5.1 above or his Projected Retirement Benefit (as defined below), under the applicable form elected by the Participant in his Written Election. "Projected Retirement Benefit" means the amount determined by projecting the Participant's contribution for the Participant's first year of participation hereunder at an assumed earnings rate of 9% to retirement at age 60.

         5.6. In-Service Withdrawal. A Participant may designate a date in the future for receipt of an In-Service Withdrawal with respect to the Participant's contribution for a given Plan Year. Such withdrawal may be paid while the Participant remains employed with the Company, but shall be paid without Credited Earnings attributable to such Participant Contribution (which Credited Earnings shall be distributed upon termination of employment or retirement) in four (4) equal yearly installments commencing on January 15 of the second Plan Year following the Plan Year of deferral (the "In-Service Commencement Year"); provided, however, that a Participant may elect to defer commencement of an In-Service Withdrawal for an additional three years by delivery to the Company of a written election not later than the last day of the Plan Year prior to the Plan Year immediately preceding the In-Service Commencement Year.

         5.7. Unplanned In-Service Benefit. A Participant may elect to receive his Retirement Benefit as an Unplanned In-Service Benefit at any time by providing the Plan Committee with a written election to do so. In consideration for receiving an Unplanned In- Service Benefit, such Participant shall permanently forfeit an amount equal to ten percent (10%) of his Retirement Benefit and forgo all future participation in the Plan.

         5.8. Financial Hardship Benefit. A Participant may request a portion of his Retirement Benefit as a Financial Hardship Benefit at any time by providing the Plan Committee, to its satisfaction, with a written election to do so, proof of an unforeseeable financial hardship, and proof that all other financial resources have been explored and utilized. The amount of a Financial Hardship Benefit shall be limited to the lesser of the amount needed for the financial hardship or such Participant's Retirement Benefit. In consideration for receiving a Financial Hardship Benefit, the Participant will not be permitted to make further contributions to the Plan for the remainder of the Plan Year and the following Plan Year.

         6. Distributions.

         6.1 Form of Benefits. The Company shall pay benefits in the form associated with Type of Benefit elected by the Participant, and, to the extent a Type of Benefit may be distributed in various forms, the Company shall pay benefits in the form elected by the Participant. The forms of benefits associated with the Types of Benefits are the following:

         (A) Retirement Benefit, Termination of Service Benefit, Disability Benefit, and Death Benefit shall be paid in (i) one lump sum; (ii) 5 yearly installments; (iii) 10 yearly installments; or (iv) 15 yearly installments;

         (B) In-Service Withdrawal shall be paid as provided in Section 5.6 above;


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

         (C) Unplanned In-Service Benefit shall be paid in one lump sum; and

         (D) Financial Hardship Benefit shall be paid in one lump sum.

         6.2. Commencement of Payments. The Company will pay, or begin to pay, the Types of Benefits under this Plan to the Participant in accordance with the following:

         (A) Retirement Benefit, Termination of Service Benefit, Disability Benefit, and Death Benefit payments shall commence no later than January 15 of the Plan Year immediately following the date on which the Participant retires, terminates service, becomes disabled, or dies;

         (B) In-Service Withdrawal payments shall commence on the date designated by the Participant on his Written Election pursuant to Section 2.4, provided that such payments are from Participant Contributions that have been in such Participant's Account for at least three years;

         (C) Unplanned In-Service Benefit payments shall commence no later than sixty-five (65) days after a written request for an Unplanned In-Service Benefit is received by the Committee;

         (D) Financial Hardship Benefit payments shall commence no later than sixty-five (65) days after a request for a Financial Hardship Benefit is approved by the Plan Committee.

         7. Amendment, Termination of Plan, Change in Control.

         7.1. Amendment. The Company reserves the right to amend the Plan at any time by resolution of the CEO. The CEO will determine the effective date of any such amendment. The amendment may not deprive any Participant or Beneficiary of any portion of a benefit under the terms of this Plan at the time of the amendment.

         7.2. Termination of Plan. The Company reserves the right to terminate the Plan at any time by resolution of the CEO. In the event of Plan termination, the Company will calculate the Retirement Benefit of each Participant and distribute such amounts to the Participant or Beneficiary in a lump sum within thirty (30) days of the Plan's termination.

         7.3. Change in Control. In the event of a Change in Control, the Plan shall terminate and the provisions of Section 7.2 shall control.

         8. Benefits Not Funded. Participants and Beneficiaries have the status of unsecured creditors of the Company, and the Plan constitutes a mere promise by the Company to make benefit payments in the future. A Participant's or Beneficiary's interest in the Plan is an unsecured claim against the general assets of the Company, and neither the Participant nor a Beneficiary has any right against the account until the Plan has distributed the benefit. All amounts credited to an account are the general assets of the Company and may be disposed of or used by the Company in such manner as it determines.

         Notwithstanding the first paragraph of this Article VII, the Company will transfer sufficient cash to a trust pursuant to a Trust Agreement, a copy of which is attached. Such Trust Agreement created by the Company is intended to be a grantor trust, and any assets held by such trust to assist the Company in meeting its obligations under the Plan will conform to the terms of the model trust, as described in Revenue Procedure 92-64, 1992-2 C.B. 422, promulgated by the Internal Revenue Service. The Company will make a transfer of cash to the trust annually in the amount necessary to pay the deferred compensation required.

         It is the intention of the parties that this Plan and the accompanying Trust Agreement shall constitute an unfunded arrangement maintained for the purpose of providing deferred compensation for a select group of management or highly compensated employees for purposes of Title I of the Employee Retirement Income Security Act of 1974.

         9. Miscellaneous.

         9.1 Designation of Beneficiary. Each Participant shall designate, in writing, prior to the date he first becomes a Participant in the Plan, one or more beneficiaries to receive his benefit under the provisions of Section 5.5. The Participant shall file the written designation with the Plan Committee. The Participant may revoke a previous beneficiary designation by filing a new written beneficiary designation with the Plan Committee.

         In any event, if a Participant or Beneficiary who has designated another Beneficiary is divorced, all beneficiary designations executed prior to the effective date of the dissolution of marriage (or other decree or order entered under applicable state law) are automatically revoked under the terms of this Section 9.1. In such event, the Participant or Beneficiary may designate one or more Beneficiaries in accordance with the terms of this Section 9.1. If none is made following the effective date of the dissolution of the marriage, the individual's benefit shall pass under the laws of intestate succession and the terms of the next following paragraph.

         If a Participant fails to file a valid designation of beneficiary with the Plan Committee under the provisions of this Section 9.1, or if a designated Beneficiary fails to survive to receive any or all payments due hereunder, then the death benefit payable under this Plan shall be payable to the Participant's (or the Beneficiary's) spouse; if no spouse survives, then to the Participant's (or Beneficiary's) children, with equal shares among living children and with the living descendants of a deceased child receiving equal portions of the deceased child's share; in the absence of spouse or descendants, to the Participant's (or Beneficiary's) parents; and in the absence of spouse, descendants or parents, to the Participant's (or Beneficiary's) brothers and sisters, with the living descendants of a deceased brother and those of a deceased sister receiving equal portions of the deceased brother's or sister's share; in the absence of any of the persons name herein, to the Participant's (or Beneficiary's) estate.

         For purposes of this Section 9.1, the term "descendant" means all persons who are descended from the person referred to either by birth to or legal adoption by such person, and "child" or "children" includes adopted children.



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

         9.2. Benefits Not Assignable. The rights of each Participant are not subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, attachment, or garnishment by creditors of the Participant nor any Beneficiary. Neither the Participant nor Beneficiary may assign, transfer or pledge the benefits under this Plan. Any attempt to assign, transfer or pledge a Participant's benefits under this Plan is void.

         9.3. Benefit. This Plan constitutes an agreement between the Company and each of the Participants which is binding upon and inures to the Company, its successors and assigns and upon the Participant and his heirs and legal representatives.

         9.4. Headings. The headings of the Articles and Sections of this Plan are included for purposes of convenience only, and shall not affect the construction or interpretation of any of it provisions.

         9.5. Notices. All notices, requests, demands, and other communications under this Plan shall be in writing and shall be deemed to have been duly given on the date of service if served personally on the party to whom notice is to be given, or on the third day after mailing if mailed to the party to whom notice is to be given, by first class mail, registered or certified (return receipt requested), postage prepaid, and properly addressed to the last known address to each party as set forth on the first page thereof. Any party may change its address for purposes of this Section by giving the other parties written notice of the new address in the manner set forth above.

         9.6. No Loans. The Plan does not permit any loans to be made to any Participant or Beneficiary.

         9.7. Gender Usage. The use of the masculine gender includes the feminine gender for all purposes of this Plan.


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


         9.8. Expenses. Costs of administration of the Plan shall be paid by the Company.

         IN WITNESS WHEREOF, the Company has adopted the Plan on September 26, 1997, effective September 29, 1997.

                                            REMEDYTEMP, INC.



                                            By: /s/ PAUL W. MIKOS
                                                ------------------------------

                                                Paul W. Mikos        President
                                                --------------------

                                            By: /s/ ALAN M. PURDY
                                                ------------------------------
                                                                     Assistant
                                                Alan M. Purdy        Secretary
                                                --------------------

================================================================================

                                 AMENDMENT NO. 1
                                 ---------------

                                     TO THE
                                     ------

                   REMEDYTEMP, INC. DEFERRED COMPENSATION PLAN
                   -------------------------------------------









                                                Prepared by:

                                                REISH & LUFTMAN
                                                A PROFESSIONAL CORPORATION
                                                ATTORNEYS AT LAW
                                                Tenth Floor
                                                11755 Wilshire Boulevard
                                                Los Angeles, California 90025
                                                (310) 478-5656

================================================================================

                             AMENDMENT NO 1. TO THE
                   REMEDYTEMP, INC. DEFERRED COMPENSATION PLAN


         The RemedyTemp, Inc. (the "Company") previously established the RemedyTemp, Inc. Deferred Compensation Plan (the "Plan"), effective September 29, 1997, for a select group of management or highly compensated personnel.

         The Company now desires to amend the Plan to change the effective date of the Plan and allow eligible key employees, to submit a Written Election to participate within thirty days after the initial effective date of the Plan or the eligible key employee first becomes eligible to participate.

         Therefore, pursuant to the resolutions adopted by the Company's Board of Directors, the Plan is hereby amended as follows:

         1. Notwithstanding any other provision of the Plan to the contrary, the effective date of the Plan is October 31, 1997.

         2. The first paragraph of Section 2.4 of the Plan is amended in its entirety to read as follows:

                  "2.4. Written Election by Participant. Each Key Employee designated by the CEO as a Participant for a Plan Year shall submit a Written Election prior to the first day of the Plan Year in which he will be a Participant; provided, however, that in the initial Plan Year such Written Election shall be submitted within thirty (30) days after the Plan's initial effective date; and provided further that such Written Election shall be submitted within thirty (30) days after a Key Employee is first designated in writing by the CEO as a Participant in the Plan."


         IN WITNESS WHEREOF, the Company hereby causes this Amendment No. 1 to the RemedyTemp, Inc. Deferred Compensation Plan to be executed on October 30, 1997.


Company:                                    REMEDYTEMP, INC.


                                            By:  /s/ PAUL W. MIKOS
                                                 -------------------------------
                                                 Paul W. Mikos, President


                                            By:  /s/ ALAN PURDY
                                                 -------------------------------
                                                 Alan Purdy, Assistant Secretary